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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report:  March 6, 1998


                            Vertex Industries, Inc.
              (Exact name of Registrant as specified in charter)


            New Jersey               0-15066                22-2050350
         (State or other       (Commission File No.)       (IRS Employer
         jurisdiction of                               Identification Number)
         incorporation)

                23 Carol Street, Clifton, NJ                    07014
         (Address of Principal Executive Offices)             (Zip Code)



            Registrant's telephone number, including area code: (973)777-3500

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Item 4.	Changes in Registrant's Certifying Accountant

(a)	On March 3, 1998 the Registrant and Arthur Andersen LLP (AA)
mutually agreed to cease the client auditor relationship. Arthur Andersen's report upon Registrant consolidated financial statements for its fiscal years ended July 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During Registrant's fiscal years ended July 31, 1997 and the interim period from August 1, 1997 to March 3, 1998 (the "Interim Period"): (i) there were no disagreements (of the nature contemplated by Item 304 (a) (1) (iv) of Regulation S-K ("Disagreements)) between Registrant and AA; and (ii) there were no reportable events of the nature contemplated by Item 304 (a) (1) (v) (A) - (D) of Regulation S-K.

(b) On March 3, 1998, Registrant engaged Sax, Macy, Fromm & Co., P.C. ("SMF") as its independent auditors for Registrant's fiscal year ending
July 31, 1998. During Registrant's two fiscal years ended July 31, 1997 and the Interim Period, Registrant did not consult SMF with respect to any of the matters contemplated by Item 304 (a) (2) (I) - (ii) of Regulation S-K.

Item 7.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

(i)	Letter from Arthur Andersen LLP

		(ii)	Letter from Arthur Andersen LLP

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      VERTEX INDUSTRIES, INC.
                                              Registrant



                                       By s/Ronald C. Byer
                                               Ronald C. Byer
                                        Chief Executive Officer, President



March  6, 1998
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